UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2008

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel	52520

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-9-9602049

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

ISRAEL, July 3, 2008 –
On July 3, 2008, Israel Growth Partners Acquisition Corporation, a Delaware corporation (“IGPAC”), entered into Amendment No. 1 (the “Amendment”) to the previously reported Agreement and Plan of Merger (the “Merger Agreement”) among IGPAC, Negevtech Ltd., a corporation organized under the laws of the State of Israel (“Negevtech”), and Negevtech Acquisition Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Negevtech (“Sub”), dated March 6, 2008.

The Amendment provides that holders of IGPAC common stock and Class B common stock (who do not vote against the merger and exercise a conversion right), following the consummation of the merger in exchange for one share of such common stock, would receive increased consideration of 3.84 ordinary shares of Negevtech instead of between approximately 2.7872 to 2.6941 ordinary shares of Negevtech as provided in the original Merger Agreement. The exchange ratio was changed to a fixed exchange ratio instead of a floating exchange ratio, and the exchange ratio was increased by means of dividing a revised negotiated valuation for Negevtech at $35 million by Negevtech’s issued and outstanding shares as of June 30, 2008, and by setting the deductible IGPAC expenses at $2,250,000. The Amendment to the Merger Agreement provides that the exchange ratio could be adjusted to reduce the overall effect of fractional shares or cause the ratio to equal a whole number.

In addition, under the Amendment the parties agreed to delete a covenant that required Negevtech to make certain purchases of IGPAC common stock and to add a closing condition that IGPAC obtain and deliver a consent of HCFP/Brenner Securities to the deregistration under the Exchange Act of the securities of IGPAC, including units, common stock, class B common stock and warrants of IGPAC.

Also, Negevtech’s obligation to maintain in effect IGPAC’s directors’ and officers’ insurance policies was increased from 5 years to 6 years following the consummation of the merger, at the level and scope in effect at the date of the Amendment.

In connection with the Amendment, certain IGPAC security holders agreed to include their warrants in a post-closing lockup agreement and include Negevtech’s advisor, Stifel, Nicolaus & Company, Inc., and its investor, Kreos Capital II Limited, in the post-closing registration rights agreement with certain IGPAC security holders.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events

In connection with the Amendment, on July 3, 2008 IGPAC’s management’s warrantholders and related warrantholders entered into a shareholders undertaking whereby they agreed to make available for transfer, on a pro rata basis, at the consummation of the merger, all of their Class W warrants to holders of Class B common stock of IGPAC as of the record date who have not exercised conversion rights.

The foregoing summary of the undertaking does not purport to be complete and is qualified in its entirety by reference to the full text of the undertaking, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 7, 2008, Negevtech informed IGPAC that at a special meeting of Negevtech’s shareholders held on July 6, 2008, the requisite majority of its shareholders voted to approve and adopt the Merger Agreement and the Amendment, and approved the merger and the other transactions contemplated thereby.

About this Transaction

Negevtech Ltd. has filed a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission, which Form includes a proxy statement/prospectus for the stockholders of IGPAC, and that Negevtech Ltd. and IGPAC are expected to mail a proxy statement/prospectus to the stockholders of IGPAC containing information about the proposed merger. IGPAC stockholders are urged to read the Registration Statement and the proxy statement/prospectus carefully when it becomes available, as it will contain important information about Negevtech Ltd., IGPAC, the proposed merger, the persons soliciting proxies related to the proposed merger, their interests in the proposed merger, and related matters. IGPAC stockholders and other investors will be able to obtain a free copy of the proxy statement/prospectus and the Registration Statement, as well as other filings containing information about IGPAC and Negevtech Ltd., without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov/).

Copies of the prospectus/proxy statement and the filings with the Securities and Exchange Commission that are incorporated by reference in the prospectus/proxy statement can also be obtained, without charge, by directing a request to Israel Growth Partners Acquisition Corp., Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel, or Negevtech Ltd. 12 Hamada St., Rehovot, Israel.

Proxy Solicitation

The respective directors and executive officers of IGPAC and Negevtech and other persons may be deemed to be participants in the solicitation of proxies from IGPAC’s stockholders in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the IGPAC stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding IGPAC’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended July 31, 2007, filed with the Securities and Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about IGPAC and Negevtech, the proposed merger and the parties’ combined business after completion of the proposed merger. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of IGPAC and Negevtech’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of IGPAC stockholders to approve the Merger Agreement and the transactions contemplated thereby; the number and percentage of IGPAC stockholders voting against the merger and seeking conversion of their shares; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Negevtech is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of similar products and services provided by Negevtech; timing, approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in IGPAC’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 31, 2007. The information set forth herein should be read in light of such risks. Neither IGPAC nor Negevtech assumes any obligation to update the information contained in this report and such forward-looking information speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Israel Growth Partners Acquisition Corporation, Negevtech Ltd., and Negevtech Acquisition Subsidiary Corporation, dated July 3, 2008.

Exhibit 99.1	Undertaking (incorporated by reference from Exhibit 99.6 of Negevtech's Amendment No. 4 to Form F-4 filed on July 3, 2008.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2008	ISRAEL GROWTH PARTNERS ACQUISITION CORP. By: /s/ Carmel Vernia —————————————— Carmel Vernia Chief Executive Officer

INDEX TO EXHIBITS

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Israel Growth Partners Acquisition Corporation, Negevtech Ltd., and Negevtech Acquisition Subsidiary Corporation, dated July 3, 2008.

Exhibit 99.1	Undertaking (incorporated by reference from Exhibit 99.6 of Negevtech's Amendment No. 4 to Form F-4 filed on July 3, 2008.)